                                                                    EXHIBIT 10.2





--------------------------------------------------------------------------------

                                  COMPASS BANK,


                                  as Originator


                                       and

                                [______________],

                                as Owner Trustee


                     COMPASS RECEIVABLES ASSET FUNDING TRUST
                                   200[_]-[__]



--------------------------------------------------------------------------------


                               TRANSFER AGREEMENT
                          Dated as of [_______], 200[_]

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                                  Page

ARTICLE I           DEFINITIONS.....................................................................2

       Section 1.1.         Definitions.............................................................2

ARTICLE II          TRANSFERS OF RELATED DOCUMENTS..................................................2

       Section 2.1.         Transfer to Owner Trustee...............................................2
       Section 2.2.         Possession of Related Documents.........................................3
       Section 2.3.         UCC Financing Statements................................................4
       Section 2.4.         Absolute Transfer.......................................................4

ARTICLE III         [INTENTIONALLY OMITTED].........................................................4


ARTICLE IV          REPRESENTATIONS AND WARRANTIES..................................................4

       Section 4.1.         Originator's Representations and Warranties.............................4
       Section 4.2.         Representations and Warranties of the Originator
                                   Relating to the Mortgage Loans...................................6
       Section 4.3.         Notice of Breach........................................................6

ARTICLE V           COVENANTS OF THE ORIGINATOR.....................................................6

       Section 5.1.         Covenants...............................................................6

ARTICLE VI          RECONVEYANCE....................................................................6

       Section 6.1.         Reconveyance of the Related Documents...................................6

ARTICLE VII         CONDITIONS PRECEDENT............................................................6

       Section 7.1.         Conditions Precedent....................................................6

ARTICLE VIII        TERM............................................................................7

       Section 8.1.         Term....................................................................7

ARTICLE IX          MISCELLANEOUS PROVISIONS........................................................7

       Section 9.1.         Amendment...............................................................7
       Section 9.2.         GOVERNING LAW...........................................................7
       Section 9.3.         Notices.................................................................7
       Section 9.4.         Severability of Provisions..............................................7
       Section 9.5.         Assignment..............................................................8
       Section 9.6.         Further Assurances......................................................8

       Section 9.7.         No Waiver; Cumulative Remedies..........................................8
       Section 9.8.         Counterparts............................................................8
       Section 9.9.         Binding Effect; Third-Party Beneficiaries...............................8
       Section 9.10.        Merger and Integration..................................................8
       Section 9.11.        Headings................................................................8
       Section 9.12.        Survival of Representations and Warranties..............................8
       Section 9.13.        Limitation of Liability.................................................9

                               TRANSFER AGREEMENT


            TRANSFER AGREEMENT, dated as of [______], 200[_], by and among COMPASS BANK and any of its successors, (the "Originator"), and [___________] as owner trustee (the "Owner Trustee"), not in its individual capacity, but solely as Owner Trustee of COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__] (the "Trust").

                              W I T N E S S E T H;
                              - - - - - - - - - -


            WHEREAS, the Originator and Compass Asset Acceptance Company, L.L.C. ("CAAC") are parties to that certain Mortgage Loan Purchase Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which the Originator has agreed to sell, and CAAC has agreed to purchase, among other things, the outstanding principal balances and related proceeds under certain "Mortgage Loans" evidenced by certain "Mortgage Files" (each as defined in the Sale and Servicing Agreement (as defined below)) of the Originator;

            WHEREAS, CAAC, as Seller, Compass Bank, as Servicer, the Owner Trustee and the Indenture Trustee are parties to that certain Sale and Servicing Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement") pursuant to which, among other things, the Owner Trustee has agreed to purchase from CAAC the assets purchased by CAAC under the Purchase Agreement;

            WHEREAS, the Originator will benefit directly from the transactions contemplated by the Sale and Servicing Agreement in that the Owner Trustee's payments of the purchase price for the Mortgage Loans purchased under the Sale and Servicing Agreement will provide CAAC with certain of the funds it needs to satisfy its purchase obligations under the Purchase Agreement;

            WHEREAS, as a condition precedent to the Owner Trustee's entering into the Sale and Servicing Agreement, the Owner Trustee has required that the Originator enter into this Agreement to convey all of the Originator's remaining right, title and interest in the Mortgage Loans, comprising the Mortgage Files and Related Documents (together, the "Transferred Assets") to the Owner Trustee;

            NOW, THEREFORE, in consideration of the recitals hereto and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Originator and the Owner Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

         Section 1.1 DEFINITIONS. (a) "Agreement" shall mean this Transfer Agreement and all amendments and other modifications hereof and supplements hereto. All other capitalized terms used herein or in any certificate or document made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Purchase Agreement or in the Sale and Servicing Agreement, as applicable.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement shall refer to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

         (c) All determinations of the principal balance or finance charges of Mortgage Loans, and of any collections thereof, shall be made in accordance with the Sale and Servicing Agreement.

                                   ARTICLE II

                         TRANSFERS OF RELATED DOCUMENTS
                         ------------------------------

         Section 2.1 TRANSFER TO OWNER TRUSTEE. In consideration of the Owner Trustee's execution and delivery of the Sale and Servicing Agreement, the Originator, does hereby (i) sell, transfer, assign, set over and otherwise convey to the Owner Trustee, without recourse and subject only to the concurrent transfer of the outstanding balances and other assets with respect to the Mortgage Loans to CAAC pursuant to the Purchase Agreement, all of its remaining aspects, right, title, and interest in, to and under the Mortgage Loans, including without limitation all agreements, instruments and other documents evidencing or governing the Mortgagors' obligations under the Mortgage Loans or otherwise related thereto or establishing or setting forth the terms and conditions thereof, and any amendments or modifications thereto, and all property and collateral securing the Mortgagor's obligations thereunder, and upon such conveyance the Owner Trustee shall have full rights to enforce and receive all benefits under the applicable Related Documents as owner thereof to the same extent as the Originator had prior to such conveyance (the foregoing assets collectively being the "Transferred Assets" with respect to the Mortgage Loans), and (ii) agree that on the applicable Transfer Date it will, subject to the availability thereof, sell, transfer, assign, set over and otherwise convey to the Owner Trustee, without recourse and subject to the prior transfer of any Eligible Substitute Loan to CAAC pursuant to the Purchase Agreement, all of its remaining aspects, right, title and interest in, to and under the Transferred Assets relating to such Eligible Substitute Mortgage Loans, and upon such conveyance the Owner Trustee shall have full rights to enforce and receive all benefits under the applicable Related Documents as owner thereof to the same extent as the Originator had prior to such conveyance. The parties hereto intend that each transfer of the Transferred Assets set forth above constitute a true sale or absolute transfer thereof and each such transfer is intended to be absolute and irrevocable and to provide the Owner Trustee with the full benefits of ownership of such Transferred Assets. Furthermore, the parties hereto intend that (i) the Asset-Backed Securities Facilitation Act of Alabama (Alabama Act No. 2001-779, the "ACT") shall apply to the transactions contemplated in this Agreement and (ii) the transactions contemplated in this Agreement, taken as a whole, shall constitute a "securitization transaction" within the meaning of such term as set forth in the Act. In the event the transactions set forth herein are characterized by a court of competent jurisdiction as a pledge or a secured financing rather than a sale, the Originator shall be deemed to have granted to the Owner Trustee, and hereby does grant to the Owner Trustee, a security interest in all of the Originator's right, title and interest in, to and under the Transferred Assets, whether now owned or hereafter acquired, in order to secure all of the Originator's obligations hereunder. For purposes of each such transfer, this Agreement shall constitute a security agreement under applicable law. With respect to the Transferred Assets sold by the Originator to the Owner Trustee, and without limiting the requirements set forth in Section 2.2 hereof, the Servicer shall cause the Originator to file as promptly as practicable, but in no event later than 10 days following the Closing Date, in the appropriate public filing office or offices UCC-1 financing statements and continuation statements describing such Transferred Assets and naming the Originator as the debtor and the Owner Trustee as secured party, to file appropriate continuation statements thereto, to file amendments thereto in the case of a name change or change in corporate structure and to file appropriate additional UCC financing statements, if any, if the Originator changes its jurisdiction of incorporation.

         Section 2.2 POSSESSION OF RELATED DOCUMENTS. In connection with the foregoing conveyance of the Transferred Assets, the Originator and the Owner Trustee agree that the Originator shall retain possession of the applicable Mortgage Files and other Related Documents, as custodian for and on behalf of the Owner Trustee and the Certificateholders so long as (i) the long-term senior unsecured debt of Compass Bank is assigned ratings by two of the three Rating Agencies of at least "BBB" by Fitch, "Baa3" by Moody's or "BBB-" by Standard and Poor's, or such lower ratings as shall be acceptable to the Rating Agencies in order to maintain their current ratings of the Class A and Class M Notes, and
(ii) the Originator is Compass Bank or remains an Affiliate thereof. At such time as either of the conditions specified in the preceding sentence is not satisfied, as promptly as practicable, but in no event more than 90 days thereafter in the case of clause (i) below and 60 days in the case of clause
(ii) below, the Originator shall (i) either (x) record an assignment of Mortgage in favor of the Owner Trustee (which may be a blanket assignment if permitted by applicable law) with respect to each of the Mortgage Loans being serviced by the Originator in the appropriate real property or other records or (y) deliver to the Owner Trustee the assignment of such Mortgage in favor of the Owner Trustee in form for recordation, together with an Opinion of Counsel addressed to the Owner Trustee to the effect that recording is not required to protect the Owner Trustee's right, title and interest in and to the related Mortgage Loan or to perfect a first priority security interest in favor of the Owner Trustee in the related Mortgage Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies (as evidenced in writing), and (ii) unless an Opinion of Counsel, reasonably acceptable to each of the Rating Agencies (as evidenced in writing), is delivered to the Owner Trustee to the effect that delivery of the Mortgage Files is not necessary to protect the Owner Trustee's right, title and interest in and to the related Mortgage Loans or to perfect a first priority security interest in favor of the Owner Trustee in the related Mortgage Loans, deliver the related Mortgage Files to the Owner Trustee to be held by the Owner Trustee in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders. Furthermore, the Originator hereby acknowledges that if any loss is suffered by the Trust in respect of a Mortgage Loan as a result of the Originator's retention of such Related Documents, the Originator shall repurchase such Mortgage Loan from CAAC simultaneously with CAAC's repurchase of such Loan from the Owner Trustee and repurchase the corresponding Related Documents from the Owner Trustee in accordance with the terms of the Sale and Servicing Agreement and Purchase Agreement, respectively. In addition, the Originator hereby agrees that it will purchase the applicable Mortgage Loans from CAAC, and the corresponding Related Documents from the Owner Trustee in other circumstances to the extent required by and pursuant to the terms of the Sale and Servicing Agreement and Purchase Agreement.

         Section 2.3 UCC FINANCING STATEMENTS. In conjunction with the conveyance described in Section 2.1, the Originator agrees (i) to record and file, at its own expense, any financing statement (and continuation statements with respect to such financing statements when applicable) with respect to the Transferred Assets that the Owner Trustee may reasonably request, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the conveyances described herein from the Originator to the Owner Trustee that may be perfected in such manner, (ii) such financing statement shall name the Originator, as seller, and the Owner Trustee, as purchaser, of the Related Documents and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to the Owner Trustee promptly upon becoming available after the Closing Date.

         Section 2.4 ABSOLUTE TRANSFER. The parties hereto intend that the conveyance of the Originator's right, title and interest in and to the Transferred Assets shall constitute an absolute transfer, conveying good title free and clear of any liens, claims, encumbrances or rights of others (other than the Conveyance pursuant to the Purchase Agreement) from the Originator to the Owner Trustee and that the Transferred Assets shall not be part of the Originator's estate in the event of the insolvency of the Originator or a conservatorship, receivership or similar event with respect thereto.

                                  ARTICLE III

                             [INTENTIONALLY OMITTED]
                             -----------------------


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Section 4.1 ORIGINATOR'S REPRESENTATIONS AND WARRANTIES. The Originator hereby represents and warrants to, and agrees with, the Owner Trustee as of the Closing Date and on each Transfer Date, that:

         (a) ORGANIZATION AND GOOD STANDING OF THE ORIGINATOR. It is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Alabama and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and when this Agreement has been executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Originator enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity).

         (b) DUE QUALIFICATION. It is duly qualified to do business and is in good standing and has obtained all necessary licenses and approvals (or is exempt from such requirements), in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Mortgage File relating to any Mortgage Loan unenforceable by it or the Owner Trustee and would have a material adverse effect on its business, properties, assets or condition (financial or other).

         (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto or thereto (such other documents or instruments, collectively, the "Conveyance Papers") and the consummation of the transactions provided for in this Agreement or any other Conveyance Papers have been duly authorized by all necessary corporate action on its part.

         (d) NO CONFLICT. Its execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to it will not violate any existing law or regulation or any order or decree of any court applicable to it or any provision of its certificate of incorporation or bylaws, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound.

         (e) NO VIOLATION. The execution, delivery and performance of this Agreement and the Conveyance Papers and the fulfillment of the terms contemplated herein and therein applicable to it will materially comply with currently existing applicable laws.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best of its knowledge, threatened against it, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in its judgment, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or the Conveyance Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforcement of this Agreement or the Conveyance Papers.

         (g) ALL CONSENTS. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by it in connection with the execution and delivery of this Agreement or the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers have been obtained.

         (h) CHIEF EXECUTIVE OFFICE. Its chief executive office is located within the State of Alabama.

         Section 4.2 REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR RELATING TO THE MORTGAGE LOANS. (a) (a) The Originator represents and warrants to the Owner Trustee as of the date of this Agreement with respect to the Initial Mortgage Loans, and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loans, that this Agreement constitutes a valid transfer and assignment to the Owner Trustee by the Originator of all of its right, title and interest in and to the Related Documents, all monies due to become due with respect thereto and all proceeds of such Mortgage Loans, subject to the Originator's possession of the Mortgage Files for servicing purposes as custodian and bailee for the Owner Trustee pursuant to Section 2.2 hereof, and to the Conveyance to CAAC under the Purchase Agreement.

         (b) The Originator represents and warrants to the Owner Trustee as of the Transfer Date with respect to which any Eligible Substitute Mortgage Loans are conveyed to the Owner Trustee that each of the representations and warranties relating to such Loans made by the Originator to CAAC pursuant to
Section 4.2 of the Purchase Agreement is true and correct.

         Section 4.3 NOTICE OF BREACH. The representations and warranties under this Article IV shall survive the conveyance of the Related Documents to the Owner Trustee. Upon discovery by either the Originator or the Owner Trustee of a breach of any of the representations and warranties under Section 4.1 or 4.2, the party discovering such breach shall give written notice to the other parties within three Business Days following such discovery.

                                   ARTICLE V

                           COVENANTS OF THE ORIGINATOR
                           ---------------------------

         Section 5.1 COVENANTS. The Originator covenants and agrees with the Owner Trustee that it will observe and perform, for the benefit of the Owner Trustee, all of the covenants set forth in Article V of the Purchase Agreement to be performed by it.

                                   ARTICLE VI

                                  RECONVEYANCE
                                  ------------

         Section 6.1 RECONVEYANCE OF THE RELATED DOCUMENTS. In the event the Originator accepts a reconveyance of CAAC's interest in one or more Mortgage Loans pursuant to the Purchase Agreement, then the Originator shall also accept reconveyance of the Related Documents held by the Owner Trustee.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT
                              --------------------

         Section 7.1 CONDITIONS PRECEDENT. This Agreement shall become effective when it has been executed and delivered by all the parties hereto and when all of the conditions precedent set forth in Section 7.1 of the Purchase Agreement have been satisfied.

                                  ARTICLE VIII

                                      TERM
                                      ----

         Section 8.1 TERM. Subject to Article VII hereof, this Agreement shall commence as of [______], 200[_], and shall continue until the Trust shall have been terminated as provided in Article VIII of the Sale and Servicing Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         Section 9.1 AMENDMENT. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Owner Trustee and the Originator in accordance with this
Section 9.1. This Agreement may be amended from time to time by the Owner Trustee and the Originator (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, and (iv) to change, modify, delete or add any other obligation of the Originator or the Owner Trustee; PROVIDED, HOWEVER, that no amendment pursuant to clause (iv) of this Section 9.1 shall be effective unless the Rating Agencies have notified CAAC and the Owner Trustee in writing that such amendment will not result in a reduction or withdrawal of the rating of the Certificates. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement.

         Section 9.2 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.3 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be given (i) to the Originator in the manner and at the address specified in the Purchase Agreement, and (ii) to the Owner Trustee in the manner and at the address specified in the Sale and Servicing Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         Section 9.4 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 9.5 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the parties hereto; PROVIDED, HOWEVER, that the Originator shall have the right to assign its right, title and interest, in, to and under this Agreement, to (a) any entity affiliated with Compass Bank and (b) any other entity provided that the Rating Agencies have advised the Owner Trustee and the Originator that such assignment will not result in a reduction or withdrawal of the rating of the Certificates.

         Section 9.6 FURTHER ASSURANCES. The Owner Trustee and the Originator agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other parties more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Related Documents for filing under the provisions of the UCC (as in effect in the State of Alabama) or other law of any applicable jurisdiction.

         Section 9.7 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Owner Trustee or the Originator, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 9.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 9.9 BINDING EFFECT; THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         Section 9.10 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 9.11 HEADINGS. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 9.12 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and agreements contained in this Agreement, shall remain operative and in full force and effect and shall survive conveyance of the Related Documents by the Originator to the Owner Trustee pursuant hereto.

         Section 9.13 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Owner Trustee, not individually or personally but solely as Owner Trustee of the Trust under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Trust under this Agreement or any related documents.

            IN WITNESS WHEREOF, the Owner Trustee and the Originator have caused this Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                             COMPASS BANK, as Originator



                             By:
                                 ----------------------------------------------
                                    [-----------------------]



                             COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]




                             By: [__________________], not individually but as Owner Trustee under the Trust Agreement

                             By:
                                ------------------------------------------------



                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------